GOLDMAN SACHS VARIABLE INSURANCE TRUST

Service Shares of the
Goldman Sachs Money Market Fund

Supplement Dated October 7, 2010 to the
Prospectus dated April 30, 2010 (the “Prospectus”)

The following replaces the fourth and fifth sentences of the paragraph in the “Investment Management Approach—Other Investment Practices and Securities” section of the Prospectus:

The Fund publishes on its website (http://www.goldmansachsfunds.com) a schedule of its portfolio holdings (and certain related information as required by Rule 2a-7) as of the last business day of each month, no later than five business days after the end of the prior month. This information will be available on the Fund’s website for at least six months. In addition, beginning December 7, 2010, the Fund will file more detailed portfolio holdings information with the SEC on Form N-MFP no later than five business days after the end of each month, which will be publicly available on the SEC’s website 60 days after the end of the month to which the information pertains. The Fund’s website will contain a link to an SEC website where the Fund’s most recent 12 months of publicly available information may be obtained.

This Supplement should be retained with your Prospectus for future reference.

VITMMIOBJSTK 10-10